EXHIBIT 10.2
                                                                  ------------
 FORM OF STOCK OPTION AGREEMENT FOR POST-IPO GRANTS TO NON-EXECUTIVE EMPLOYEES



                            INTERLINE BRANDS, INC.

                          2004 EQUITY INCENTIVE PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


         THIS OPTION AGREEMENT (the "AGREEMENT"), dated as of _________ __, 200__ (the "DATE OF GRANT") is made by and between Interline Brands, Inc. (the "COMPANY") and _________ (the "OPTIONEE").

                             W I T N E S S E T H:

         1.       GRANT OF OPTION.

                  (a) THE OPTION. The Company hereby grants to the Optionee an option (the "OPTION") to purchase __________ shares of Common Stock on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. This Option is not intended to be treated as an Incentive Stock Option, as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended.

                  (b) INCORPORATION BY REFERENCE, ETC. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Plan.

         2.       TERMS AND CONDITIONS.

                  (a) PURCHASE PRICE. The price at which the Optionee shall be entitled to purchase shares of Common Stock upon the exercise of all or any portion of this Option shall be $____ per share. Shares of Common Stock acquired upon the exercise of the Option shall hereinafter be referred to as "OPTION SHARES."

                  (b) EXPIRATION DATE. The Option shall expire at 11:59 p.m. Eastern Standard Time on the seventh anniversary of the Date of Grant (the "EXPIRATION DATE").

                  (c) EXERCISABILITY OF OPTION. Subject to the Optionee's continued employment with the Company or an Affiliate, the Option shall become vested and exercisable as to twenty-five percent (25%) of the Option Shares subject thereto on each of the first, second, third and fourth anniversaries of the Date of Grant.

                  (d) METHOD OF EXERCISE. The Option may be exercised only by written notice, in a form to be provided by the Committee, and delivered to the Company in person or sent by mail in accordance with Section 4(a) hereof and, in either case, accompanied by payment therefor. The Option Price shall be payable (i) in cash and/or

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shares of Stock  valued  at the Fair  Market  Value at the time the  Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); PROVIDED, that such shares of Stock are Mature Shares, (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Option Shares subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow. Notwithstanding the foregoing, in no event shall a Optionee be permitted to exercise an Option in the manner described in clause (ii) of the preceding sentences if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission,
the  applicable   rules  and   regulations  of  any  securities   exchange  or
inter-dealer quotation system on which the securities of the Company or any of its Affiliates are listed or traded.

                  (e) EXERCISE UPON TERMINATION OF EMPLOYMENT. In the event that the Optionee ceases to be employed by the Company and its Affiliates the Option held by the Optionee (to the extent then outstanding) shall terminate as follows:

                           (i) WITHOUT CAUSE OR BY THE OPTIONEE. If the Company or its Affiliates terminates the Optionee's employment with the Company or its Affiliates without Cause, then the unvested portion of the Option shall expire on the date of termination and the vested portion of the Option shall remain exercisable by the Optionee through the earlier of (x) the Expiration Date or (y) a period of one-hundred twenty (120) days following such termination of employment, and shall thereafter terminate without further consideration to the Optionee. If the Optionee's employment with the Company or its Affiliates is terminated by the Optionee for any reason, the unvested portion of the Option shall expire on the date of termination and the vested portion of the Option shall remain exercisable by the Optionee through the earlier of (x) the Expiration Date or (y) a period of ninety (90) days following such termination of employment without further consideration to the Optionee.

                           (ii) FOR CAUSE. If the Optionee's employment with the Company or its Affiliates is terminated by the Company or its Affiliates for Cause, then the both the unvested and the vested portions of the Option shall terminate and expire on the date of such termination of employment without further consideration to the Optionee.

                           (iii) DEATH OR DISABILITY. If the Optionee's employment with the Company or its Affiliates is terminated due to his death or by the Company due to Disability, then the unvested portion of the Option shall expire on the date of termination and the vested portion of the Option shall remain exercisable by the Optionee (or the Optionee's estate or beneficiary, as

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         applicable) through the earlier of (x) the Expiration Date or (y) the first anniversary of such date of termination.

                 (f) TRANSFERABILITY. The Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Optionee other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; PROVIDED, THAT, the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Option to heirs or legatees of the Optionee shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof. During the Optionee's lifetime, the Option is exercisable only by the Optionee or his or her legal representative.

                  (g) RIGHTS AS STOCKHOLDER. The Optionee shall not be deemed for any purpose to be the owner of any of the Option Shares subject to this Option unless, until and to the extent that (i) the Option shall have been exercised pursuant to its terms and (ii) the Company shall have issued and delivered to the Optionee the Option Shares.

         3.       WITHHOLDING TAXES.

                  (a) As a condition of the exercise of the Option, the Optionee shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of the Option and the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Optionee, federal, state and local taxes of any kind required by law to withheld upon the exercise of the Option.

                  (b) Without limiting the generality of clause (a) above, the Optionee may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) (i) by the delivery of Mature Shares owned by the Optionee having a Fair Market Value equal to such withholding liability or (ii) by having the Company withhold from the Option Shares otherwise issuable pursuant to the exercise of the Option a number of shares with a Fair Market Value equal to such withholding liability.

         4.       MISCELLANEOUS.

                  (a) NOTICES. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the Secretary of the Company at the principal office of the Company and, in the case of the Optionee, to

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Optionee's  address  appearing  on the books of the  Company or to  Optionee's residence or to such other address as may be designated in writing by the Optionee.

                  (b) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or its Affiliates shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Optionee at any time for any reason whatsoever.

                  (c) BOUND BY PLAN. By signing this Agreement, the Optionee acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

                  (d) SUCCESSORS. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Optionee and the beneficiaries, executors, administrators, heirs and successors of the Optionee.

                  (e) INVALID PROVISION. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

                  (f) MODIFICATIONS. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

                  (g) ENTIRE AGREEMENT. This Agreement and the Plan contain the agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

                  (h) GOVERNING LAW. This Agreement and the rights of the Optionee hereunder shall be construed and determined in accordance with the laws of the State of New York.

                  (i) HEADINGS. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

                  (j) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto on the first set forth above.

                                        INTERLINE BRANDS, INC.


                                        By:
                                            ------------------------------------
                                            Name:  Michael J. Grebe
                                            Title: Chief Executive Officer


                                        By:
                                            ------------------------------------
                                            Optionee
                                            Address:
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